NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Douglas S. Constantine
Mayfield Village, Ohio 44143	(440) 395-3707
http://www.progressive.com	investor_relations@progressive.com

PROGRESSIVE REPORTS JANUARY RESULTS

MAYFIELD VILLAGE, OHIO -- February 15, 2023 -- The Progressive Corporation (NYSE:PGR) today reported the following results for January 2023:

	January
(millions, except per share amounts and ratios; unaudited)	2023	2022	Change
Net premiums written	$5,332.1	$4,585.2	16%
Net premiums earned	$5,042.7	$4,474.8	13%
Net income	$449.4	$25.8	NM
Per share available to common shareholders	$0.76	$0.04	NM
Total pretax net realized gains (losses) on securities	$245.6	$(347.9)	(171)%
Combined ratio	96.0	92.9	3.1 pts.
Average diluted equivalent common shares	586.9	586.2	0%
NM = Not Meaningful

	January
(thousands; unaudited)	2023	2022	Change
Policies in Force
Personal Lines
Agency – auto	7,902.2	7,833.5	1%
Direct – auto	10,430.6	9,556.2	9%
Total personal auto	18,332.8	17,389.7	5%
Total special lines	5,572.9	5,299.6	5%
Total Personal Lines	23,905.7	22,689.3	5%
Total Commercial Lines	1,053.3	979.9	7%
Total Property business	2,865.0	2,783.4	3%
Companywide Total	27,824.0	26,452.6	5%

Progressive offers personal and commercial insurance throughout the United States. Our Personal Lines business writes insurance for personal autos and special lines products. Our Commercial Lines business writes auto-related liability and physical damage insurance, workers’ compensation insurance primarily for the transportation industry, and business-related general liability and property insurance, predominantly for small businesses. Our Property business writes residential property insurance for homeowners, other property owners, and renters.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPREHENSIVE INCOME STATEMENTS
January 2023
(millions)
(unaudited)

	January
	2023	2022	% Change
Net premiums written	$5,332.1	$4,585.2	16

Revenues:
Net premiums earned	$5,042.7	$4,474.8	13
Investment income	133.2	72.4	84
Net realized gains (losses) on securities:
Net realized gains (losses) on security sales	(10.8)	(21.9)	(51)
Net holding period gains (losses) on securities	257.2	(325.3)	(179)
Net impairment losses recognized in earnings	(0.8)	(0.7)	14
Total net realized gains (losses) on securities	245.6	(347.9)	(171)
Fees and other revenues	74.1	65.1	14
Service revenues	22.4	23.8	(6)
Total revenues	5,518.0	4,288.2	29

Expenses:
Losses and loss adjustment expenses	3,825.6	3,283.9	16
Policy acquisition costs	411.9	365.6	13
Other underwriting expenses	675.6	574.5	18
Investment expenses	2.0	2.0	0
Service expenses	25.4	21.9	16
Interest expense	21.1	17.1	23
Total expenses	4,961.6	4,265.0	16

Income before income taxes	556.4	23.2	NM
Provision (benefit) for income taxes	107.0	(2.6)	NM
Net income	449.4	25.8	NM

Other comprehensive income (loss)
Changes in:
Total net unrealized gains (losses) on fixed-maturity securities	594.4	(397.1)	(250)
Net unrealized losses on forecasted transactions	0.1	0.1	0
Foreign currency translation adjustment	0.1	(0.1)	(200)
Other comprehensive income (loss)	594.6	(397.1)	(250)
Total comprehensive income (loss)	$1,044.0	$(371.3)	(381)

NM = Not Meaningful

Note: For a description of our financial reporting and accounting policies as it applies to information contained throughout this release, see Note 1 to our 2021 audited consolidated financial statements included in our 2021 Shareholders' Report, which can be found at www.progressive.com/annualreport.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
COMPUTATION OF NET INCOME AND COMPREHENSIVE INCOME PER SHARE
&
INVESTMENT RESULTS
January 2023
(millions – except per share amounts)
(unaudited)

The following table sets forth the computation of per share results:

	January
	2023	2022

Net income	$449.4	$25.8
Less: Preferred share dividends	2.2	2.2
Net income available to common shareholders	$447.2	$23.6
Per common share:
Basic	$0.76	$0.04
Diluted	$0.76	$0.04

Comprehensive income (loss)	$1,044.0	$(371.3)
Less: Preferred share dividends	2.2	2.2
Comprehensive income (loss) attributable to common shareholders	$1,041.8	$(373.5)
Per common share:
Diluted	$1.78	$(0.64)

Average common shares outstanding - Basic	584.9	584.3
Net effect of dilutive stock-based compensation	2.0	1.9
Total average equivalent common shares - Diluted	586.9	586.2

The following table sets forth the investment results for the period:
	January
	2023	2022
Fully taxable equivalent (FTE) total return:
Fixed-income securities	1.8%	(1.1)%
Common stocks	6.4%	(5.5)%
Total portfolio	2.1%	(1.5)%

Pretax annualized investment income book yield	2.9%	1.8%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION
January 2023
($ in millions)
(unaudited)

January
				Commercial
	Personal Lines Business			Lines	Property	Companywide
	Agency	Direct	Total	Business	Business	Total
Net Premiums Written	$1,918.2	$2,410.9	$4,329.1	$826.4	$176.3	$5,332.1
% Growth in NPW	18%	25%	22%	(6)%[1]	13%	16%
Net Premiums Earned	$1,829.2	$2,132.8	$3,962.0	$876.3	$204.1	$5,042.7
% Growth in NPE	10%	16%	14%	10%	7%	13%

GAAP Ratios
Loss/LAE ratio	75.4	78.7	77.1	73.6	56.5	75.8
Expense ratio	18.2	20.4	19.4	21.3	32.2	20.2
Combined ratio	93.6	99.1	96.5	94.9	88.7	96.0
Net catastrophe loss ratio[2]			0.7	0.2	5.6	0.8

Actuarial Adjustments[3]
Reserve Decrease/(Increase)
Prior accident years						$(22.5)
Current accident year						0.9
Calendar year actuarial adjustment	$3.8	$(8.8)	$(5.0)	$(4.1)	$(12.5)	$(21.6)

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$(22.5)
All other development						(307.4)
Total development[4]						$(329.9)

Calendar year loss/LAE ratio						75.8
Accident year loss/LAE ratio						69.3

1 The decrease is primarily attributable to our transportation network company (TNC) business due to higher premiums reported in January 2022, which resulted from an increase in the estimated number of miles to be driven over the remainder of the policy term, which is the basis for computing premiums. Excluding the TNC business, total Commercial Lines net premiums written would have been down about 1% for the month, reflecting a decrease in the for-hire transportation business market target premiums written.
2 Represents catastrophe losses incurred during the period, including the impact of reinsurance, as a percent of net premiums earned. During the month, we incurred catastrophe losses primarily related to wind, hail, and thunderstorms throughout the United States.
3 Represents adjustments solely based on our normally scheduled actuarial reviews. For our Property business, the actuarial reserving methodology includes changes to catastrophe losses, while the reviews in our vehicle businesses do not include catastrophes.
4See the Monthly Commentary at the end of this release for a discussion of the January prior accident years development.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES
BALANCE SHEET AND OTHER INFORMATION
(millions - except per share amounts)
(unaudited)

January 2023
CONDENSED GAAP BALANCE SHEET:
Investments, at fair value:
Available-for-sale securities:
Fixed maturities[1] (amortized cost: $52,022.3)	$49,184.3
Short-term investments (amortized cost: $1,974.0)	1,974.0
Total available-for-sale securities	51,158.3
Equity securities:
Nonredeemable preferred stocks (cost: $1,362.2)	1,276.5
Common equities (cost: $825.8)	2,991.5
Total equity securities	4,268.0
Total investments[2]	55,426.3
Net premiums receivable	10,640.6
Reinsurance recoverables (including $5,462.6 on unpaid loss and LAE reserves)	5,783.0
Deferred acquisition costs	1,548.1
Other assets	3,863.0
Total assets	$77,261.0

Unearned premiums	$17,551.7
Loss and loss adjustment expense reserves	30,441.8
Other liabilities[2]	5,967.4
Debt	6,388.7
Total liabilities	60,349.6
Shareholders’ equity	16,911.4
Total liabilities and shareholders’ equity	$77,261.0

Common shares outstanding	585.3
Common shares repurchased - January	0.23
Average cost per common share	$129.54
Book value per common share	$28.05
Trailing 12-month return on average common shareholders’ equity
Net income	7.1%
Comprehensive income (loss)	(4.7)%
Net unrealized pretax gains (losses) on fixed-maturity securities	$(2,785.1)
Increase (decrease) from December 2022	$752.5
Debt-to-total capital ratio	27.4%
Fixed-income portfolio duration	3.0
Weighted average credit quality	AA .
1 As of January 31, 2023, we held certain hybrid securities and recognized a change in fair value of $52.9 million as a realized loss during the period we held these securities.
2 At January 31, 2023, we had $154.0 million of net unsettled security transactions classified in “other liabilities.”

Monthly Commentary
•In January, we experienced unfavorable prior accident years reserve development of 6.5 points. About 75% of the development was in our personal auto products and primarily related to our property damage, collision, and comprehensive coverages, in part due to December 2022 accidents settling for more than reserved and changes in reserve estimates (e.g., aging of the reserves, changes to estimates by adjusters, and inflation factors). In January, case reserve development on accidents that occurred in the previous month are reflected in prior accident years development, rather than development in the current accident year, as is the case for the remaining 11 months of the year. The development in our commercial auto products represented about 20% of the development and was mainly due to late reported claims from prior accident periods. The remaining unfavorable development was primarily in our Property business.

Events
Our fourth quarter Investor Relations conference call is currently scheduled to be held on Tuesday, February 28, 2023, at 9:30 a.m. eastern time. The call and webcast is scheduled to last 90 minutes and will begin with an approximate 45-minute presentation on usage-based insurance, followed by a question and answer session with Tricia Griffith, our CEO, and John Sauerland, our CFO. We plan to post our 2022 Shareholders’ Report online and file our Annual Report on Form 10-K with the SEC on Monday, February 27, 2023. If the dates of our events, which are always subject to change, are rescheduled, we will announce the change in a press release as soon as practical and publish it on our investor website. Details regarding access to the teleconference, or any event changes, will be available at: https://investors.progressive.com/events.

We plan to release February results on Wednesday, March 15, 2023, before the market opens.

About Progressive
Progressive Insurance® makes it easy to understand, buy and use car insurance, home insurance, and other protection needs. Progressive offers choices so consumers can reach us however it’s most convenient for them — online at progressive.com, by phone at 1-800-PROGRESSIVE, via the Progressive mobile app, or in-person with a local agent.

Progressive provides insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes; it is the third largest auto insurer in the country, a leading seller of motorcycle and commercial auto insurance, and one of the top 15 homeowners insurance carriers.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price®, Snapshot®, and HomeQuote Explorer®.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE: PGR.

Regulation FD Disclosure Outlets
The Company disseminates information to the public about the Company, its products, services and other matters through various outlets in order to achieve broad, non-exclusionary distribution of information to the public. These outlets include the Company’s website (progressive.com) and its investor relations website (investors.progressive.com). We encourage investors and others to review the information the Company makes public through these outlets, as such information distributed through these outlets may be considered to be material information.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Investors are cautioned that certain statements in this report not based upon historical fact are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These statements often use words such as “estimate,” “expect,” “intend,” “plan,” “believe,” and other words and terms of similar meaning, or are tied to future periods, in connection with a discussion of future operating or financial performance. Forward-looking statements are based on current expectations and projections about future events, and are subject to certain risks, assumptions and uncertainties that could cause actual events and results to differ materially from those discussed herein. These risks and uncertainties include, without limitation, uncertainties related to:

•our ability to underwrite and price risks accurately and to charge adequate rates to policyholders;
•our ability to establish accurate loss reserves;
•the impact of severe weather, other catastrophe events and climate change;
•the effectiveness of our reinsurance programs and the continued availability of reinsurance and performance by reinsurers;
•the highly competitive nature of property-casualty insurance markets;
•whether we innovate effectively and respond to our competitors’ initiatives;
•whether we effectively manage complexity as we develop and deliver products and customer experiences;
•how intellectual property rights affect our competitiveness and our business operations;
•whether we adjust claims accurately;
•our ability to maintain a recognized and trusted brand;
•our ability to attract, develop and retain talent and maintain appropriate staffing levels;
•compliance with complex and changing laws and regulations;
•litigation challenging our business practices, and those of our competitors and other companies;
•the impacts of a security breach or other attack involving our computer systems or the systems of one or more of our vendors;
•the secure and uninterrupted operation of the facilities, systems, and business functions that are critical to our business;
•the success of our efforts to acquire or develop new products or enter into new areas of business and navigate related risks;
•our continued ability to send and accept electronic payments;
•the possible impairment of our goodwill or intangible assets;
•the performance of our fixed-income and equity investment portfolios;
•the impact on our investment returns and strategies from regulations and societal pressures relating to environmental, social, and other public policy matters;
•the elimination of the London Interbank Offered Rate;
•our continued ability to access our cash accounts and/or convert securities into cash on favorable terms;
•the impact if one or more parties with which we enter into significant contracts or transact business fail to perform;
•legal restrictions on our insurance subsidiaries’ ability to pay dividends to The Progressive Corporation;
•limitations on our ability to pay dividends on our common shares under the terms of our outstanding preferred shares;
•our ability to obtain capital when necessary to support our business and potential growth;
•evaluations by credit rating and other rating agencies;
•the variable nature of our common share dividend policy;
•whether our investments in certain tax-advantaged projects generate the anticipated returns;
•the impact from not managing to short-term earnings expectations in light of our goal to maximize the long-term value of the enterprise;
•the impacts of the COVID-19 pandemic and measures taken in response; and
•other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission, including, without limitation, the Risk Factors section of our Annual Report on Form 10-K for the year ending December 31, 2021.

In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when we establish reserves for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.